Exhibit 10.1

CONFORMED COPY

Dated December 3, 2024
(1)    BUNGE SECURITIZATION B.V., as Seller
(2)    KONINKLIJKE BUNGE B.V., as Master Servicer and Subordinated Lender
(3)    The Conduit Purchasers party hereto
(4)    The Committed Purchasers party hereto
(5)    The Purchaser Agents party hereto
(6)    COÖPERATIEVE RABOBANK U.A., as Administrative Agent, Committed Purchaser and Purchaser Agent and on behalf of its Conduit Purchaser
(7)    BUNGE GLOBAL SA, as Performance Undertaking Provider
(8)    CRÉDIT AGRICOLE CORPORATE & INVESTMENT BANK, as Sustainability Co-ordinator

TWENTY-SEVENTH AMENDMENT TO THE RECEIVABLES TRANSFER AGREEMENT

CONTENTS
Clause        Page

i

THIS TWENTY-SEVENTH AMENDMENT TO THE RECEIVABLES TRANSFER AGREEMENT (this “Amendment”) is dated December 3, 2024 and made among:
(1)    BUNGE SECURITIZATION B.V., a private limited liability company incorporated under the laws of the Netherlands, registered with the Dutch trade register under number 52234037, as Seller (the “Seller”);
(2)    KONINKLIJKE BUNGE B.V., a private limited liability company incorporated under the laws of the Netherlands, registered with the Dutch trade register under number 24020546, as Master Servicer (the “Master Servicer”) and Subordinated Lender (the “Subordinated Lender”);
(3)    the Conduit Purchasers party hereto (the “Conduit Purchasers”);
(4)    the Committed Purchasers party hereto (the “Committed Purchasers”);
(5)    the Purchaser Agents party hereto (the “Purchaser Agents”);
(6)    COÖPERATIEVE RABOBANK U.A. (“Rabobank”), as Administrative Agent (the “Administrative Agent”), Committed Purchaser and Purchaser Agent;
(7)    BUNGE GLOBAL SA, a corporation incorporated under the laws of Switzerland, as Performance Undertaking Provider (the “Performance Undertaking Provider”); and
(8)    CRÉDIT AGRICOLE CORPORATE & INVESTMENT BANK, as Sustainability Co-ordinator;
collectively referred to as the “Parties” and each of them a “Party”.
BACKGROUND:
(A)    This Amendment is supplemental to and amends the receivables transfer agreement dated June 1, 2011 (as amended and restated on December 18, 2023, as further amended on May 21, 2024, and as further amended on October 1, 2024) made among the Parties to this Amendment (the “Receivables Transfer Agreement”).
(B)    The Parties seek to amend the Receivables Transfer Agreement to extend the Original Termination Date by an additional three hundred sixty-four (364) days pursuant to the terms and conditions set forth under Section 2.20 (Extension of Scheduled Commitment Facility Termination Date) thereto.
(C)    The Parties have agreed to further amend the Receivables Transfer Agreement on the terms set out below.
(D)    This Amendment is a Transaction Document as defined in the Receivables Transfer Agreement.

IT IS AGREED that:
1.DEFINITIONS AND INTERPRETATION
Unless otherwise defined herein, capitalized terms which are used herein shall have the meanings assigned to such terms in Section 1.1 (Certain defined terms) of the Receivables Transfer Agreement. The principles of interpretation set forth in Section 1.2 (Other terms) and Section 1.3 (Computation of time periods) of the Receivables Transfer Agreement shall apply to this Amendment as if fully set forth herein.
2.AMENDMENT OF THE RECEIVABLES TRANSFER AGREEMENT
With effect from the Twenty-Seventh Amendment Effective Date (as such term is defined in Section 6 (Conditions Precedent)), the Receivables Transfer Agreement shall be amended as set forth herein:
(a)In Section 1.1 (Definitions), the definition of “Original Termination Date” shall be amended and restated in its entirety as follows:
“Original Termination Date” means December 16, 2025.
3.REPRESENTATIONS
Each of the Seller, the Master Servicer and the Performance Undertaking Provider represents and warrants to the other Parties hereto that, after giving effect to this Amendment, each of its representations and warranties set forth in the Receivables Transfer Agreement, as such representations and warranties apply to such Person, is true and correct in all material respects on and as of the Twenty-Seventh Amendment Effective Date as though made on and as of such date except for representations and warranties stated to refer to a specific earlier date, in which case such representations and warranties are true and correct as of such earlier date.
4.CONTINUANCE
The Parties hereby confirm that the provisions of the Receivables Transfer Agreement and the other Transaction Documents shall continue in full force and effect, subject only to the amendments effected thereto by this Amendment.
5.FURTHER ASSURANCE
The Parties shall, upon request of the Administrative Agent, and at the cost of the Seller, do all such acts and things necessary or desirable to give effect to the amendments effected or to be effected by this Amendment. Each of the Parties thereto hereby ratifies and confirms each of the Transaction Documents to which it is a party.

6.CONDITIONS PRECEDENT
This Amendment shall become effective as of 12:01 a.m. (New York City time) on December 3, 2024 upon the notice from the Administrative Agent to the Seller and Purchasers that the Administrative Agent has received, in each case in form and substance satisfactory to the Administrative Agent, the following, duly executed by all parties thereto (the “Twenty-Seventh Amendment Effective Date”); provided, that the Administrative Agent may, acting on the instructions of the Purchasers, waive any of the following conditions precedent:
(a)this Amendment.
7.REAFFIRMATION OF PERFORMANCE UNDERTAKING
The Performance Undertaking Provider hereby acknowledges and affirms its obligations under the Performance Undertaking notwithstanding the amendments to the Receivables Transfer Agreement set forth in this Amendment and the other documents referred to in Section 6 (Conditions precedent) and confirms that its obligations shall extend to any and all obligations resulting from such amendments to the Receivables Transfer Agreement and such other documents.
8.NOTICES, ETC.
All communications and notices provided for hereunder shall be provided in the manner described in Schedule 2 (Address and Notice Information) to the Receivables Transfer Agreement.
9.EXECUTION IN COUNTERPARTS
This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or by electronic file in a format that is accessible by the recipient shall be effective as delivery of a manually executed counterpart of this Amendment.
10.GOVERNING LAW; SUBMISSION TO JURISDICTION
(a)This Amendment shall be governed by and construed in accordance with the law of the state of New York.
(b)Each of the Parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction of the Supreme Court of the State of New York sitting in the Borough of Manhattan and of the United States District Court for the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Amendment. Each Party hereto hereby irrevocably waives, to the fullest extent that it may legally do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. Each Party hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.
(c)TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO WAIVES ITS RIGHT TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR PARTIES, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS OR OTHERWISE. EACH OF THE PARTIES HERETO AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, EACH OF THE PARTIES HERETO FURTHER AGREES THAT ITS RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AMENDMENT OR ANY PROVISION HEREOF.
11.NO PROCEEDING; LIMITED RECOURSE
(a)Each of the Parties hereto hereby agrees that (i) it will not institute against any Conduit Purchaser any proceeding of the type referred to in the definition of Event of Bankruptcy until there shall have elapsed two years plus one day since the Final Payout Date and (ii) notwithstanding anything contained herein or in any other Transaction Document to the contrary, the obligations of the Conduit Purchasers under the Transaction Documents are solely the corporate obligations of the Conduit Purchasers and shall be payable solely to the extent of funds which are received by the Conduit Purchasers pursuant to the Transaction Documents and available for such payment in accordance with the terms of the Transaction Documents and shall be non-recourse other than with respect to such available funds and, without limiting this Section 11, if ever and until such time as any Conduit Purchaser has sufficient funds to pay such obligation shall not constitute a claim against such Conduit Purchaser.
(b)No recourse under any obligation, covenant or agreement of any Committed Purchaser or Conduit Purchaser contained in this Amendment or any other Transaction Document shall be had against any incorporator, stockholder, officer, director, member, manager, employee or agent of such Committed Purchaser or Conduit Purchaser by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that this Amendment and the other Transaction Documents are solely a corporate obligation of such Committed Purchaser or Conduit Purchaser, and that no personal liability whatever shall attach to or be incurred by any incorporator, stockholder, officer, director, member, manager, employee or agent of such Committed Purchaser or Conduit Purchaser or any of them under or by reason of any of the obligations, covenants or agreements of such Committed Purchaser or Conduit Purchaser contained in this Amendment or any other Transaction Document, or implied therefrom, and that any and all personal liability for breaches by such Committed Purchaser or Conduit Purchaser of any of such obligations, covenants or agreements, either at common law or at equity, or by statute, rule or regulation, of every such incorporator, stockholder, officer, director, member, manager, employee or agent is hereby expressly waived as a condition of and in consideration for the execution of this Amendment; provided that the foregoing shall not relieve any such Person from any liability it might otherwise have as a result of fraudulent actions taken or fraudulent omissions made by them.
[Signature pages follow.]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the day and year first above written.
BUNGE SECURITIZATION B.V., as Seller
By: /s/ Ronald Posthumus
Name: Ronald Posthumus
Title: Managing Director of Vistra B.V., in turn the sole director of Bunge Securitization B.V.
By: /s/ Jason Thimothy Duijn
Name: Jason Thimothy Duijn
Title: Proxy Holder B of Vistra B.V., in turn the sole director of Bunge Securitization B.V.

[Signature Page to 27th Amendment to Receivables Transfer Agreement]

KONINKLIJKE BUNGE B.V., as Master Servicer and Subordinated Lender
By: /s/ Jeroen Kloet
Name: Jeroen Kloet
Title: Director
By: /s/ Arrie de Lange
Name: Arrie de Lange
Title: Director

[Signature Page to 27th Amendment to Receivables Transfer Agreement]

BUNGE GLOBAL SA, as Performance Undertaking Provider
By: /s/ Rajat Gupta
Name: Rajat Gupta
Title: Treasurer
By: /s/ Lisa Ware-Alexander
Name: Lisa Ware-Alexander
Title: Secretary

[Signature Page to 27th Amendment to Receivables Transfer Agreement]

COÖPERATIEVE RABOBANK U.A., as Administrative Agent, Committed Purchaser and Purchaser Agent
By: /s/ Huong Stive-Pham
Name: Huong Stive-Pham
Title: Director
By: /s/ Jop van der Sluis
Name: Jop van der Sluis
Title: Managing Director

[Signature Page to 27th Amendment to Receivables Transfer Agreement]

NIEUW AMSTERDAM RECEIVABLES CORPORATION B.V., as Conduit Purchaser
By: /s/ Sytse van Ulsen
Name: Sytse van Ulsen
Title: Proxyholder of Intertrust Management B.V.
By: /s/ Edwin van Ankeren
Name: Edwin van Ankeren
Title: Managing Director of Intertrust Management B.V.

[Signature Page to 27th Amendment to Receivables Transfer Agreement]

CREDIT AGRICOLE CORPORATE & INVESTMENT BANK, as Committed Purchaser and Purchaser Agent
By: /s/ Marie-Laure Lepont
Name: Marie-Laure Lepont
Title: Authorized Signatory
By: /s/ Frédéric Mazet
Name: Frédéric Mazet
Title: Authorized Signatory

[Signature Page to 27th Amendment to Receivables Transfer Agreement]

BNP PARIBAS, as Purchaser Agent
By: /s/ Gianluca Sannipoli
Name: Gianluca Sannipoli
Title: Authorized Signatory
By: /s/ Baptiste Ranjard
Name: Baptiste Ranjard
Title: Authorized Signatory

[Signature Page to 27th Amendment to Receivables Transfer Agreement]

MATCHPOINT FINANCE PLC, as Committed Purchaser and Conduit Purchaser
By: /s/ John Hetherington
Name: John Hetherington
Title: Authorised Attorney

[Signature Page to 27th Amendment to Receivables Transfer Agreement]

CITIBANK EUROPE PLC, as Committed Purchaser and Purchaser Agent
By: /s/ Akos Nemeth
Name: Akos Nemeth
Title: Senior Vice President

[Signature Page to 27th Amendment to Receivables Transfer Agreement]

BANCO BILBAO VIZCAYA ARGENTARIA, S.A. NEW YORK BRANCH, as Purchaser Agent and Committed Purchaser
By: /s/ Maria Galvez
Name: Maria Galvez
Title: Director – Global Trade Manager
By: /s/ Armen Semizian
Name: Armen Semizian
Title: Managing Director – Credit Risk

[Signature Page to 27th Amendment to Receivables Transfer Agreement]

CREDIT AGRICOLE CORPORATE & INVESTMENT BANK, as Sustainability Co-ordinator
By: /s/ Marie-Laure Lepont
Name: Marie-Laure Lepont
Title: Authorized Signatory
By: /s/ Frédéric Mazet
Name: Frédéric Mazet
Title: Authorized Signatory

[Signature Page to 27th Amendment to Receivables Transfer Agreement]